Exhibit 10.1

                    STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made, and entered into, effective as of the 7th day of November, 2000, by, and between, Single Source Electronic Transactions, Inc., a Nevada corporation ("SSET"), and its shareholders (hereinafter referred to collectively with SSET as "Sellers") and Single Source Financial Services Corporation, previously known as Ream Printing Paper Corp., a New York corporation ("SSFS"), as follows:

                            RECITALS

     WHEREFORE, SSET has developed an independent sales organization over the past nine (9) months which sells and leases electronic financial transaction equipment to merchants and signs such merchants up with a processor in order to permit the processing of such electronic financial transactions.

     WHEREFORE, SSFS desires to develop its business as an independent sales organization and, ultimately, to become a processor.

     WHEREFORE, the parties believe that as an initial step in the development of its business, SSFS should acquire SSET.

     WHEREFORE, SSET desires to be acquired by SSFS, and SSFS desires to acquire SSET, under the terms and conditions set forth herein.

                           AGREEMENT

     In consideration of the mutual covenants and conditions contained herein, SSET and SSFS agree, as follows:

                  SECTION 1.  STOCK PURCHASE

     1.1 Purchase and Sale. Each of the shareholders in SSET hereby transfers and sells all of the issued and outstanding stock of SSET to SSFS in exchange for 10,012,500 shares of restricted stock in SSFS and SSFS hereby purchases all of the issued and outstanding stock of SSET in exchange for 10,012,500 shares of its restricted stock under the terms and conditions set forth herein.

     1.2 Compensation. The shareholders of SSET shall be compensated by the delivery to each of them one (1) share of restricted stock in SSFS for each one (1) share of stock in SSET which they deliver to SSFS.

     1.3 Operation of Business. Until the close of this transaction, SSET shall continue to operate its day to day business as it has for the past six (6) months and SSET shall not engage in any transaction which materially affects its financial condition or the business pending the completion of the transaction.

     1.4 Excluded Assets. Except in the ordinary course of business, no asset of SSET shall be removed from SSET pending the completion of this transaction.

                  SECTION 2.  STOCK CONSIDERATION

THE COMMON STOCK IN SSFS TO BE ISSUED PURSUANT
TO THIS AGREEMENT HAS NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "ACT").  THE COMMON STOCK ISSUED PURSUANT
HERETO MAY NOT BE SOLD, TRANSFERRED, PLEDGED,
HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS
THE SECURITIES ARE REGISTERED UNDER THE ACT OR
AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     2.1 Shares to Be Issued. On November 7, 2000, SSFS shall cause 10,012,500 shares of restricted common stock to be delivered to the shareholders of SSET as follows:

                                      Number of Shares of SSFS
     Name of Shareholder                    Common Stock

(a)  Baki Arbria                                500,000
(b)  Brandon Becker                           2,935,414
(c)  Kendra Becker                              800,000
(d)  Martin Becker                              200,000
(e)  Pamela Becker                              817,362
(f)  Lorraine Dorsey                            250,000
(g)  Mara Gorodezky                             125,000
(h)  Arlene Rosenblatt                        1,317,362
(i)  Julie Rosenblatt                           800,000
(j)  Sid Rosenblatt                             200,000
(k)  Arnold F. Sock, Esq.                     1,303,704
(l)  Leona Sock                                 131,829
(m)  Michael Sock                               381,829
(n)  Harry L. Wilson                            250,000

     The SSFS stock, when issued, shall be fully paid, validly issued and non-assessable.

     In exchange, each listed shareholder shall deliver the same number of shares of stock in SSFS which shall contribute all of the SSFS stock held by such shareholder.

     2.2 Registration Rights. It is anticipated that SSFS will shortly be filing an SB-2 with the SEC. If, and when, such an SB-2 is filed, SSFS shall register the following number of shares of SSFS common stock which have issued to the following:

     Name of Shareholder

(a)  Baki Arbria                                 20,487
(b)  Brandon Becker                             663,539
(c)  Lorraine Dorsey                            250,000
(d)  Mara Gorodezky                             125,000
(e)  Arlene Rosenblatt                           20,487
(f)  Michael Sock                                20,487
(j)  Harry L. Wilson                             25,000
                                              1,125,000

     2.3  Legends and Restrictions.

     (a) Legend. Sellers acknowledge, understand, and agree that the certificate(s) representing the stock consideration shall bear legends in substantially the following form:

     "THE SECURITIES REPRESENTED HEREBY
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER
THE SECURITIES LAWS OF ANY STATE.  THESE
SECURITIES ARE SUBJECT TO RESTRICTIONS ON
TRANSFERABILITY AND RESALE AND MAY NOT BE
TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER
THE ACT AND THE APPLICABLE STATE SECURITIES LAWS,
PURSUANT TO REGISTRATION OR EXEMPTION
THEREFROM.  THE ISSUER OF THESE SECURITIES MAY
REQUIRE AN OPINION OF COUNSEL IN FORM AND
SUBSTANCE SATISFACTORY TO THE ISSUER TO THE
EFFECT THAT THE PROPOSED TRANSFER OR RESALE IS
IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE
STATE SECURITIES LAWS.  ANY INVESTORS SHOULD
BE AWARE THAT THEY MAY BE REQUIRED TO BEAR
THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN
INDEFINITE PERIOD OF TIME."

     (b) Stop Transfer Instructions. Stop transfer instructions in respect of the Stock Consideration may be issued, at any time, to any transfer agent, transfer clerk or other agent acting for the Issuer.

                  SECTION 3.  SSET STOCK

THE COMMON STOCK IN SSET TO BE SOLD PURSUANT
TO THIS AGREEMENT HAS NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "ACT").  THE COMMON STOCK ISSUED
PURSUANT HERETO MAY NOT BE SOLD, TRANSFERRED,
PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED
OF UNLESS THE SECURITIES ARE REGISTERED
UNDER THE ACT OR AN EXEMPTION FROM
REGISTRATION IS AVAILABLE.

     3.1 Shares to Be Issued. On November 7, 2000, Sellers shall cause all of the issued and outstanding common stock to be delivered to SSFS. When transferred, the SSET stock shall be duly issued, validly paid, and non-assessable.

     3.2  Legends and Restrictions.

     (a) Legend. SSFS agrees that the certificate(s) representing the SSET stock being transferred to it shall bear legends in substantially the following form:

     "THE SECURITIES REPRESENTED HEREBY
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER
THE SECURITIES LAWS OF ANY STATE.  THESE
SECURITIES ARE SUBJECT TO RESTRICTIONS ON
TRANSFERABILITY AND RESALE AND MAY NOT BE
TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER
THE ACT AND THE APPLICABLE STATE SECURITIES LAWS,
PURSUANT TO REGISTRATION OR EXEMPTION
THEREFROM.  THE ISSUER OF THESE SECURITIES MAY
REQUIRE AN OPINION OF COUNSEL IN FORM AND
SUBSTANCE SATISFACTORY TO THE ISSUER TO THE
EFFECT THAT THE PROPOSED TRANSFER OR RESALE IS
IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE
STATE SECURITIES LAWS.  ANY INVESTORS SHOULD
BE AWARE THAT THEY MAY BE REQUIRED TO BEAR
THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN
INDEFINITE PERIOD OF TIME."

     (b) Stop Transfer Instructions. Stop transfer instructions in respect of the Stock Consideration may be issued, at any time, to any transfer agent, transfer clerk or other agent acting for the Issuer.

               SECTION 4.  REPRESENTATIONS AND WARRANTIES

     4.1 SSET Representations and Warranties. In order to induce SSFS to accept this Agreement, SSET, and its shareholders, and each of them (hereinafter referred to collectively as "Sellers"), hereby represents and warrants to SSFS, as follows:

     (a) Opportunity to Investigate. Sellers or their Investment Advisor (if any) have been given a full opportunity to ask questions of and to receive answers from the officers, agents and representatives of SSFS concerning the terms and conditions of this Agreement and the business and status of SSFS and to obtain such other information that Sellers or their Investment Advisor (if any) desires in order to evaluate an investment in SSFS, and all such questions have been answered to the full satisfaction of Sellers. Sellers acknowledge that Sellers or their Investment Advisor (if any) have had access to the same kind of information concerning
Ream that is required by Schedule A of the Securities Act of 1933, as amended, to the extent that SSFS possesses such information.

     (b) Reviewed Merits With Investments Advisor. Sellers have reviewed the merits of an investment in SSFS with tax and legal counsel and an investment advisor to the extent deemed advisable by Sellers.

     (c) Acknowledgment of Risks. Sellers acknowledge and understand that I) SSFS is in a very competitive field, and expects to encounter competition from other companies which have substantially more resources and experience, and are better known, than SSFS; ii) SSFS's future is dependent upon its acceptance in the marketplace, and there can be no assurances that acceptance will be achieved; iii) although SSFS cannot accurately predict its future operating results, it will incur losses from operations subsequent to the date hereof and extending into an indeterminable time in the future and there can be no assurances that it will ever achieve profitability; iv) the aggregate number of capital shares sold by SSFS, from time to time, and the price at which such shares are sold, will be determined by the Board of Directors of SSFS, in its discretion, giving consideration to the needs of SSFS to obtain financing, and there can be no assurance as to the price(s) for which SSFS will sell its capital shares in the future and no assurance can be given that SSFS will be able to obtain such financing, on terms acceptable to Ream, at the time it is required; and v) in purchasing the SSFS Shares, Sellers are making a highly speculative investment.

     (d) Shares Not Registered. Sellers understand that the SSFS Shares being acquired by Sellers have not been registered under the Act, or the securities laws of any state, in reliance upon specific exemptions from registration thereunder, and Sellers agrees that the SSFS Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except pursuant to a registration in compliance with the Act and applicable state securities laws or pursuant to an exemption from registration.

     (e) No Federal or State Endorsement. Sellers understand that no federal or state agency has made any finding or determination as to the fairness of an investment in, or any recommendation or endorsement of, the SSFS Shares or SSFS.

     (f) Additional Financing. Sellers understand that SSFS will require additional financing in the future, that SSFS has no commitments for such financing at this time and has no assurances that it will be able to obtain additional financing, or if obtained what price, terms and conditions will be attached to such financing. Sellers acknowledge that SSFS presently intends to issue substantial shares in several rounds of future financings and reorganizations, and that in the course of such issuances, Sellers' percentage ownership in SSFS will be substantially diluted.

     (g) Independent Investigation. In making its decision to purchase the Ream Shares, Sellers have relied solely upon independent investigations made by them or their Investment
Advisor (if any). Sellers have received no representation or warranty from SSFS or any of its affiliates, employees or agents or any of its subsidiaries, employees or agents, except as set forth herein.

     (h) Authority. Sellers represent that they have the requisite authority to enter into this Agreement, that its entry into this Agreement will not violate any agreement of Sellers, or any of them, any applicable law, or any judicial order, decree, or writ.

     (i) Sellers' Intent. Sellers are acquiring the SSFS Securities solely for their own account as principal, for investment purposes only, and except as provided herein, not with a view to the resale or distribution thereof, in whole or in part.

     (j) Existence and Good Standing. SSET is a Nevada corporation, duly, fully, and validly formed and existing, under, and by virtue of, the laws of the State of California. SSET is in good standing as a limited liability company under the laws of the State of California.

     (k) Legal Authorization. Sellers are legally authorized to enter into this Agreement and Sellers' entry into this Agreement will not violate any other agreement, covenant, and condition to which Sellers, or any of them, are a party.

     (l) Accuracy and Survival of Representations. Each representation and warranty of Sellers contained herein and all information furnished by Sellers to SSFS is true, correct and complete in all respects. All representations and warranties set forth above or in any other written statement or document delivered by Sellers in connection with the transaction contemplated hereby will be true, correct and complete in all respects on and as of the date of the closing, as if made on, and as of, such date and shall survive such closing.

     4.2 SSFS Representations and Warranties. In order to induce Sellers to enter into this Agreement, SSFS hereby represents and warrants to Sellers, as follows:

     (a) Opportunity to Investigate. SSFS has been given a full opportunity to ask questions of and to receive answers from the officers, agents and representatives of Sellers concerning the terms and conditions of this Agreement and to obtain such other information from Sellers, or any of them, that SSFS desires in order to evaluate an acquisition of SSFS and all of such questions have been answered to the full satisfaction of SSFS.

     (b) Independent Investigation. In making its decision to acquire SSET, SSFS has relied solely upon independent investigations made by it. SSFS has received no current representation or warranty from Sellers or any of their current affiliates, employees or agents, except as set forth herein.

     (c) Corporate Status. SSFS is a corporation, duly, fully, and validly formed and existing, under, and by virtue of, the laws of the State of New York. SSFS is in good standing as a corporation under the laws of the State of New York;

     (d) SSFS Authority. SSFS is legally authorized to enter into this Agreement and SSFS's entry into this Agreement will not violate any other agreement, covenant, and condition to which SSFS is a party; and

     (e) Accuracy and Survival of Representations. Each representation and warranty of SSFS contained herein and all information furnished to Sellers by SSFS is true, correct and complete in all respects. All representations and warranties set forth above or in any other written statement or document delivered by SSFS in connection with the transaction contemplated hereby will be true, correct and complete in all respects on and as of the date of closing, as if made on, and as of, such date and shall survive such closing.

     4.3 Representations of Arnold F. Sock. Arnold F. Sock represents that he is authorized to sign this Agreement on behalf of each of the selling shareholders.

                 SECTION 5.  GENERAL PROVISIONS

     5.1 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, telegraphed, or sent by facsimile transmission and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice; (ii) if sent by certified or registered mail, three (3) business days after the date of mailing; (iii) if given by telegraph, one (1) business day after the date delivered to the telegraph company, with charges prepaid; or (iv) if given by facsimile transmission, the date transmitted. Any notice, request, demand, direction or other communication sent by telegraph or facsimile transmission must be perfected within forty-eight (48) hours by mailing a copy in the United States Mail, first class, postage prepaid.

     To SSET:       Mr. William Graham
                    Single Source Electronic Transactions, Inc.
                    10780 Santa Monica Blvd., Suite 240
                    Los Angeles, California  90025

     To SSFS:       Arnold F. Sock, Esq.
                    Single Source Financial Services Corporation
                    10780 Santa Monica Blvd., Suite 240
                    Los Angeles, California  90025

Notice of change of address shall be given by written notice in the manner detailed in this paragraph. Rejection or other refusal to accept or the failure to deliver due to any change of address of which no notice was given shall not effect the time at which such notice shall be deemed to have been given and shall constitute receipt of such communication.

     5.2 Severability. Each and every provision of this Agreement is severable from each and all of the other provisions of this Agreement. In the event that any provision of this Agreement is for any reason unenforceable, the balance of the Agreement shall nonetheless remain in full force and effect.

     5.3 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matters referred to herein. No representation, covenant, undertaking, promise, or other prior or contemporary agreement, whether oral or written, respecting such subject matters, which is not specifically contained herein, shall be deemed in any way to exist or bind any of the parties hereto. The parties hereto acknowledge that each party has not executed this Agreement in reliance on any promise, representation, or warranty, which is not contained herein.

     5.4 Construction. This Agreement shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Agreement, and any uncertainty or ambiguity shall not be interpreted against any one party. The Agreement is to be performed in the County of Los Angeles, State of California, and shall be interpreted, enforced and governed by, and under, the laws of the State of California. Any action with respect to or relating to the subject matter of this Agreement shall only be filed in the County of Los Angeles, State of California and any arbitration proceeding with respect to or relating to the subject matter of this Agreement shall only be heard in the County of Los Angeles, State of California.

     5.5 Modification. This Agreement shall not be modified by either party by any oral representation or agreement made before, or after, the execution of this Agreement. All modifications to this Agreement must be in writing and signed by each party hereto.

     5.6 Attorney's Fees. In any court action arising out of, or relating to, this Agreement, or the breach thereof, the prevailing party shall be awarded his reasonable attorney's fees against the non-prevailing party.

     5.7 Waiver. The waiver of any provision or breach of this Agreement in any instance or instances shall not constitute a waiver of, or a release of, any other provision or breach of this Agreement in any other instance or instances.

     5.8 Binding on Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties and to their respective heirs and legal representatives, successors, and assignees.

     5.9 Cooperation. The parties agree to perform any and all acts and to execute and deliver, upon request, any and all documents reasonably necessary or convenient to carry out the terms of this agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Date:  November 7, 2000        Single Source Financial Services
                               Corporation, A New York corporation



                               By:______________________________
                                  Arnold F. Sock, Secretary

Date:  November 7, 2000        Single Source Electronic Transactions,
                               Inc., A Nevada corporation



                               By:______________________________
                                  William Graham, Secretary


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